EXHIBIT 32.1 Section 1350 Certification of Theodore J. Goodlander,
                            Chief Executive Officer

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned officer of Storage Computer Corporation (the "Company") hereby certifies to the best of his knowledge and belief that, as of the date of this statement, the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company as of and for the quarter ended September 30, 2004.

     The purpose of this statement is solely to comply with Title 18, Chapter 63, Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. This statement is not "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.

Dated: November 22, 2004                      By: /s/ THEODORE J. GOODLANDER
                                                  ------------------------------
                                                  Name:  Theodore J. Goodlander
                                                  Title: Chief Executive Officer

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